UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 3, 2015

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TRIMAX CONSULTING, INC.

(Exact name of registrant as specified in its charter)

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Nevada	333-200344	37-1758469
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

319 S. Robertson St. 2nd Floor Los Angeles, CA 90211
(Address of Principal Executive Offices) (Zip Code)

(855) 777-5666
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On or about May 18, 2015, Trimax Consulting, Inc. (the “Company”) purchased four (4) tax lien certificates at the annual Caddo Parish, Louisiana tax sale auction. The Company obtained tax lien certificates on the following properties; (a) 7809 Master Drive, Shreveport, LA; (b) 3251 Hiawatha Drive, Shreveport, LA; (c) 3028 Greenwood Road, Shreveport, LA; and (d) 4662 Quiet Acres Road, Shreveport, LA. The total amount paid was $1,230.61. Under Louisiana law, the owners of the aforementioned properties have three (3) years from the date of the sale to redeem the tax lien certificates. Interest accrues on the tax lien certificates at the rate of one (1%) percent per month.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TRIMAX CONSULTING, INC.
By	/s/ Oeshadebie Waterford
Name: Oeshadebie Waterford Title: Chief Executive Officer, President and Treasurer

Date:  June 3, 2015